ANNUAL REPORT July 31, 2002


                                           Nuveen
                                       Closed-End
                                  Exchange-Traded
                                            Funds

                                                     NUVEEN SENIOR
                                                     INCOME FUND
                                                     NSL

[Photo of a girl holding flowers and talking to a boy]

[Photo of a man and girl working with a laptop computer]

                              HIGH CURRENT INCOME
                              FROM A PORTFOLIO OF
                                  SENIOR, SECURED
                                  CORPORATE LOANS

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                                                     THE NUVEEN
                                                     INVESTOR

                                                     See Page 5

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

RECEIVE YOUR
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

[Photo of Timothy R. Schwertfeger]

TIMOTHY R. SCHWERTFEGER
CHAIRMAN OF THE BOARD

Sidebar quote: "I urge you to consider receiving future Fund reports and other information electronically... See the inside front cover of this report for details."



Dear Shareholder

Over the past year, a generally weak economy helped produce an unfavorable environment for many investments, including senior loan products like your Nuveen Senior Income Fund. These market conditions, combined with historically low shorter-term interest rates, had a negative effect on your Fund's performance. For more detailed information on how your Fund performed, I encourage you read the portfolio managers' commentary and performance overview page in this report.

I also urge you to consider receiving future Fund reports and other information electronically via the Internet and e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this may also help lower Fund expenses. Sign up is quick and easy - see the inside front cover of this report for detailed instructions.

In difficult markets, we believe there are several features of Nuveen Funds that can help make them an important part of your overall investment portfolio. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. Especially in uncertain times like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

For more than 100 years, Nuveen has specialized in offering quality investments to those seeking to accumulate and preserve wealth. We thank you for continuing to choose Nuveen Investments as your partner as you work toward these goals.

Sincerely,




                                                     /s/ Timothy R. Schwertfeger
                                                     Timothy R. Schwertfeger
                                                     Chairman of the Board

                                                     September 16, 2002

NUVEEN SENIOR INCOME FUND (NSL)


Managers' Perspective

The Nuveen Senior Income Fund is managed by Gunther Stein, Lenny Mason and Deepak Gulrajani of Symphony Asset Management, an affiliate of Nuveen Investments. This team has more than 30 years of combined investment management experience, much of it in evaluating and purchasing senior corporate loans and other high yield debt. Here the team from Symphony reviews the prevailing economic conditions and performance of NSL for the fiscal year ended July 31, 2002

WHAT HAS BEEN THE GENERAL MARKET ENVIRONMENT FOR SENIOR CORPORATE DEBT OVER THE TWELVE MONTHS ENDED JULY 31, 2002?
The two major forces at work during the twelve months ended July 31, 2002, were the continued slowdown in economic growth and the Federal Reserve's aggressive approach to easing short-term interest rates. More recently, investor sentiment started to become more negative during the spring and summer of 2002 as more publicity about accounting irregularities depressed the valuation in equity and high yield bond markets. Counterbalancing this negative news, inflation remained in check and we saw some signs of a building economic recovery.

The continued volatility of both equity and high yield markets impacted the leveraged loan market. In the second quarter alone, 13 formerly investment-grade issuers with over $82 billion of par value debt outstanding saw their ratings fall below BBB, including WorldCom with $25 billion in downgraded debt and Qwest with $22 billion. This had a negative impact on the leveraged loan market, especially in the telecommunications, cable and wireless sectors. Pricing for many stressed and distressed companies also softened as buying decreased and news of the Adelphia bankruptcy prompted investor concerns over the broader market.

IN THIS ENVIRONMENT, HOW DID NSL PERFORM?
This has been a tough market environment for all senior loan funds, including NSL. Share prices, dividends and net asset value all declined during the reporting period. For the year ended July 31, 2002, the Nuveen Senior Income Fund produced a total return on net asset value (NAV) of -0.65%. This compares with the -0.84% total return posted by the CSFB Leverage Loan Index, a benchmark consisting of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower.

The Fund's overall performance benefited from the solid performance of several holdings, such as Metaldyne Corporation and Tenneco Automotive in the automobile sector and North American Van Lines in the cargo transportation sector. However, these results were overshadowed by the weakness across many sectors, especially the telecommunications companies such as Teligent, Centennial Cellular and Airgate PCS.

The Fund's total return on share price for the year ended July 31, 2002, was -21.2% as the share price declined to come more into line with net asset value. On July 31, 2002, share prices were at a -2.4% discount, compared with a 22.5% premium to net asset value one year earlier.

Fund dividends also were affected by the weakening economy and the general decline in short-term interest rates. As short-term interest rates fell, reset rates for senior loans also trended lower. The result was that the Fund's portfolio generated less income, which in turn resulted in a series of dividend reductions for Fund shareholders.

WHAT STRATEGIES DID YOU EMPLOY IN MANAGING THE FUND?
During the reporting period, we focused on a three-pronged strategy: 1) upgrade loans by purchasing new issues with strong asset protection or swapping for loans of the same issuer with faster amortization schedules; 2) opportunistically add discount loans having above-average potential for upside movement in price; and 3) reduce exposure to companies with inadequate asset protection. Some examples of these included swapping Nextel Term Loan B and C for Nextel Term Loan A which has faster amortization schedule, and increasing our Tenneco Automotive position by buying at discount.

We continued to make progress in reducing exposure in loans to companies that we believed were still vulnerable to negative surprises or continued price pressure in this uncertain environment, specifically loans that were near par such as Bally Total Fitness. We also traded out of some positions such as AES Corporation which no longer fit the size or liquidity parameters that we would like.

Some of the industry sectors we believed to be well positioned to offer strong asset protection and to which we continued to be favorably disposed included: 1) food and beverage/consumer products; 2) industrials; and 3) gaming and lodging. Industry sectors that we were cautious about included: 1) retail; 2) non-cellular telecom; 3) finance; and 4) energy.

In every instance, we review credits on an ongoing, case-by-case basis while keeping an eye on the relative value of both high yield debt and equity.

WHAT IS YOUR STRATEGY GOING FORWARD?
Looking forward, we are cautiously optimistic about the prospects for the economy, corporate profits and the strength of the senior loan market. While we believe that the fundamentals will continue to improve, we anticipate volatility since the technicals may worsen in the near term. However, we feel that the food and beverage/consumer products, industrials, and gaming and lodging sectors have strong asset protection. Our plan is to focus on companies with strong asset protection and we are continuously looking to upgrade the portfolio.

DO YOU EXPECT ANY CHANGES AS A RESULT OF THE RECENT FORMAL CHANGE IN THE FUND'S SUB-ADVISER?
As noted in the Fund report dated February 28, 2002, the team of portfolio managers from Symphony identified in the introduction to this discussion has been handling day-to-day activities of the Fund since October 2001. At that time, as a convenience to facilitate this process, these individuals also became employees of Nuveen Senior Loan Asset Management (NSLAM), an affiliate of Nuveen Investments that was the Fund's investment adviser. On August 2, 2002, the Fund formally changed its advisory relationships, installing Symphony Asset Management to act as the Fund's sub-adviser and Nuveen Institutional Advisory Corp. as the investment adviser to replace NSLAM. This was a simplifying administrative action that had no effect on the management of the Fund. The existing portfolio management team remains intact, and we expect there will be no impact on operations or performance of the Fund going forward.

NUVEEN SENIOR INCOME FUND

NSL

Performance
  Overview As of July 31, 2002

PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                  $7.20
--------------------------------------------------
Net Asset Value                              $7.38
--------------------------------------------------
Common Net Assets ($000)                  $219,459
--------------------------------------------------

                                        % OF TOTAL
TOP 10 ISSUERS                         INVESTMENTS
--------------------------------------------------
The Fairchild Corporation                    2.89%
--------------------------------------------------
Mandalay Resort Group                        2.78%
--------------------------------------------------
Fitness Holdings Worldwide, Inc.             2.51%
--------------------------------------------------
Wyndham International, Inc.                  2.36%
--------------------------------------------------
Norwood Promotional Products, Inc.           2.22%
--------------------------------------------------
North American Van Lines, Inc.               2.21%
--------------------------------------------------
Dr. Pepper/Seven Up Bottling Group, Inc.     1.96%
--------------------------------------------------
Dominos Pizza, Inc.                          1.91%
--------------------------------------------------
Flowserve Corporation                        1.89%
--------------------------------------------------
American Media Operations, Inc.              1.89%
--------------------------------------------------

                                        % OF TOTAL
TOP 10 INDUSTRIES                      INVESTMENTS
--------------------------------------------------
Hotels, Motels, Inns & Gaming               11.47%
--------------------------------------------------
Beverage, Food & Tobacco                     7.36%
--------------------------------------------------
Diversified Manufacturing                    6.38%
--------------------------------------------------
Aerospace/Defense                            6.28%
--------------------------------------------------
Automotive                                   4.94%
--------------------------------------------------
Printing & Publishing                        4.07%
--------------------------------------------------
Leisure & Entertainment                      3.33%
--------------------------------------------------
Non-Durable Consumer Products                3.31%
--------------------------------------------------
Containers, Packaging & Glass                3.25%
--------------------------------------------------
Chemicals, Plastics & Rubber                 3.15%
--------------------------------------------------

AVERAGE ANNUALIZED TOTAL RETURN
(INCEPTION DATE 10/99)
--------------------------------------------------
                              Market           NAV
--------------------------------------------------
1-Year                      - 21.16%       - 0.65%
--------------------------------------------------
Since Inception               -2.25%         0.73%
--------------------------------------------------



[Bar Chart]
2001-2002 MONTHLY DIVIDENDS PER SHARE1
8/01     0.079
9/01     0.075
10/01    0.067
11/01    0.067
12/01    0.055
1/02     0.049
2/02     0.049
3/02     0.049
4/02     0.049
5/02     0.049
6/02     0.049
7/02     0.049


[Line Chart]
SHARE PRICE PERFORMANCE

Weekly Closing Price
Past performance is not predictive of future results.

8/1/01   10.06
         10.12
         9.97
         10.07
         10.05
         9.82
         9.77
         8.26
         9.14
         9.24
         8.92
         8.6
         8.55
         8.75
         8.23
         7.94
         7.64
         7.88
         7.3
         7.06
         7.37
         7.63
         7.8
         7.65
         7.38
         7.44
         7.4
         7.5
         7.3
         7.46
         7.43
         7.5
         7.42
         7.48
         7.6
         7.72
         7.58
         7.8
         7.71
         7.78
         7.81
         7.76
         7.81
         7.94
         8.01
         7.94
         7.76
         7.65
         7.36
         7.27
         7.1
7/31/02  6.86


1 The December 2001 bar includes a short-term capital gains distribution of $0.0021 per share.

V1

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THE NUVEEN INVESTOR

[Photo of two children with baseball mitts]


MUNICIPAL BOND SURVEILLANCE - A HIGH PRIORITY AT NUVEEN


The Enron scandal has raised numerous questions about the real value of American securities. Investors want to know what safeguards are in place to inspire their trust and ensure their holdings are dependable. The Nuveen Investor recently spoke with David Blair, Assistant Vice President and Senior Analyst at Nuveen, about the research and surveillance processes used for the Nuveen municipal funds.


--------------------------------------------------------------------------------
     Volume one 2002
     INSIDE
--------------------------------------------------------------------------------
5    Municipal Bond Surveillance - A High Priority at Nuveen

6    Is it Time to Rethink Your Bond Strategy?

7    Many Investors Continue to Find Solutions with Professional Advice

8    Fund Reports Available Online

8    ETFConnect: The Source for All Exchange-Traded Funds

     (C)2002 Nuveen Investments.
     All rights reserved.




HOW DO NUVEEN'S RESEARCH ANALYSTS EVALUATE BONDS PRIOR TO PURCHASE?
We evaluate factors impacting market sectors, issuers and specific bonds and assign credit ratings to bonds we consider for purchase. We seek to purchase bonds with stable and improving credit characteristics, which have attractive prices and yields relative to other bonds in their sectors.

HOW DO YOU CONDUCT YOUR RESEARCH?
We conduct detailed analyses that often involve site visits and discussions with managers of the projects being financed. Since Nuveen is a major investor with large buying power, issuers and project managers are willing to listen to us and respond to our concerns.

IS THE RESEARCH AND ANALYSIS PROCESS ANY DIFFERENT WHEN CONSIDERING HIGH-YIELD BONDS?
Up to 20 percent of some Nuveen municipal funds can be invested in below investment grade bonds to help the fund attain a higher yield. This underscores the need for research. If one of our 16 analysts believes a high-yield bond should be purchased, a second analyst reviews the issue as well.

HOW DO YOU MONITOR THE VARIOUS BONDS ONCE THEY'VE BEEN PURCHASED?
We have a proprietary database with information and analysis on the bonds Nuveen holds in its funds. Among other things, we are able to evaluate risk exposure to sectors, issuers and specific bonds on an on-going basis.

HOW DOES THE RESEARCH DEPARTMENT COMMUNICATE THE INFORMATION GATHERED?
We conduct biweekly meetings within the research department and weekly meetings with portfolio managers. We also write-up our findings and distribute them with "buy," "hold" or "sell" recommendations to portfolio managers.

                                                           (continued on page 7)



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                                       5

V1

IS IT TIME TO RETHINK YOUR BOND STRATEGY?

Significant stock market losses in recent history have sent many investors toward bonds as a way to potentially cut their losses and balance equity-dominated portfolios. While many consider bonds a set-and-forget investment, there are several circumstances that might prompt you to reassess -- and perhaps revamp -- your bond holdings.

Tax bracket changes

The Economic Growth and Tax Relief Reconciliation Act of 2001 has dropped tax brackets a percentage point this year, but a higher salary, large bonus, sale of assets or retirement may push you into a higher tax bracket for 2002.

If you are in a higher tax bracket and want to generate an income stream without raising your tax burden, tax-free municipal bonds may be a prudent option. Even if you are in a lower tax bracket, municipal bonds could make sense. The question is whether municipal or taxable bonds will deliver a better taxable yield.

Retirement plans change

Whether you are near retirement or are currently enjoying it, you may want to consider rebalancing your retirement accounts with less stock and more bonds, to potentially reduce risk and try to preserve the assets that you have accumulated. If you are just entering retirement you may want to make tax-free municipal bonds a part of your portfolio to emphasize income generation and protection from taxation.

Risk tolerance changes

The recent market volatility and market downturn may have caused many investors to reevaluate their tolerance for risk. On the other hand, your portfolio might have performed well over the last few years and you may not need to take on extra risk to meet your long-term goals. In either situation you could take a look at your bond portfolio and determine whether you need to make changes to correspond with your tolerance for risk.

Portfolio changes

If you make significant changes to one or more of your investments, you'll want to look at your portfolio as a whole, particularly with regard to overall asset allocation. You may need to do some rebalancing to stay on track with your investment strategy.

Your financial advisor can help. Regardless of how your circumstances change, he or she can provide up-to-date information on the bond market and various funds to help you decide how to maximize your returns consistent with your short- and long-term financial goals.


No investment is risk free and some investments carry more risk than others. It is important to know what the risks are, to evaluate them against any potential rewards, and to determine your tolerance for risk when selecting an investment.

[Photo of a lighthouse at the end of a pier]

[Photo of two children looking at the floor]


                                                                          [Logo]
                              The Nuveen Investor Vol 02.1                NUVEEN
                                                                     Investments

[Photo of clouds]

[Photo of woman and girl looking at photo album]


V1

MANY INVESTORS CONTINUE TO FIND SOLUTIONS WITH PROFESSIONAL ADVICE

For many investors, current financial markets are confusing and frustrating. According to research conducted for the Forum for Investor Advice*, that's the number one reason many turn to a financial advisor. They want someone to suggest ideas and provide consultation, dialogue and professional advice.

Investors say their advisors are helpful in other key ways, including...

o Saving time. After consultation, investors note that the second most important reason for using an advisor is to have someone else monitor their portfolio, reducing the amount of time they spend on investing.

o Help in sorting through information. Investors in the 21st century have more products from which to choose than in the past. For example, there are approximately 8,000 mutual funds today, up from 3,000 in 1990.

o Assistance in setting financial goals. According to investors who use a financial advisor, they are more likely to have a plan for a specific financial goal than do-it-yourself investors.

o Staying focused. Advisor-assisted investors are more likely than do-it-yourself investors to have developed a comprehensive investment program.

o Peace of mind. Investors say their comfort level in all types of markets is higher when using an advisor for a "second opinion" on an investment decision.

*The survey of 324 investors was conducted in December of 2000 by Market Facts and analyzed by New York based Neuwirth Research. Of the 324, 166 said they had an ongoing relationship with a financial advisor, while 157 described themselves as do-it-yourselfers.

--------------------------------------------------------------------------------
(continued from page 5)


HOW ARE PROBLEM BONDS IDENTIFIED AND HANDLED?
We conduct surveillance on our bonds on a regular basis to ensure, among other things, that deteriorating bonds are identified early. We then discuss any emerging problems and potential courses of action with the portfolio manager.

HOW MANY ISSUES DOES THE RESEARCH DEPARTMENT FOLLOW?
We follow 12 sectors and 1,500 uninsured bonds, worth about $18 billion of Nuveen's $45 billion in total municipal assets. The remaining $27 billion in municipal assets are insured or escrowed (backed by Treasury bonds). For the insured bonds, we monitor closely on a regular basis the insurers guaranteeing the bonds.

WILL RESEARCH AND SURVEILLANCE CHANGE IN LIGHT OF PROBLEMS WITH ENRON
SECURITIES?
Overall, our investment process and surveillance have worked well and been effec-tive. However, we meet as a group on a regular basis and are constantly evaluating ways to improve the process to respond to issues and the market environment.

                                                                          [Logo]
                              The Nuveen Investor Vol 02.1                NUVEEN
                                                                     Investments

V1

LOOK AHEAD...

FUND REPORTS AVAILABLE ONLINE

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[Picture of a www.nuveen.com web page]

Nuveen Fund information is now available online. Once you register, you'll receive an e-mail notice with a link to your Fund's reports and other information just as soon as it is ready. Registering takes only a few minutes.

If you receive statements from a brokerage firm or financial advisor, go to WWW.INVESTORDELIVERY.COM. Enter your personal 13-character enrollment number imprinted on the address sheet of this report near your name. From the options on the follow-up page, select the New Enrollment-Create screen. Once there, enter your e-mail address and a personal, four-digit PIN. Hit the Submit button. Confirm the information you entered is correct, then hit Submit again.

If you receive statements directly from Nuveen, go to WWW.NUVEEN.COM. Select the Access Your Account tab, then select E-Report Enrollment. Finally, click on the Enrollment Page. Once there, you'll need to provide your social security number and e-mail address. Click on Enroll.

After registering, you should receive a confirming e-mail within 24 hours. If not, repeat these steps to ensure all information is accurate. You can use this same process if you need to change your registration information or want to cancel Internet viewing. The e-mail address you provide is strictly confidential and will only be used to notify you of shareholder information.


--------------------------------------------------------------------------------
The information in this newsletter should not be construed as specific tax or invest- ment advice. Contact your advisor for infor- mation about your particular situation.
--------------------------------------------------------------------------------


ETFCONNECT: THE SOURCE FOR ALL EXCHANGE-TRADED FUNDS

Last fall, Nuveen launched ETFConnect, the industry's first website featuring all-encompassing information on exchanged-traded funds. Whatever you're looking for in the world of Index ETFs or Closed-End Exchange-Traded Funds - prices, NAVs, dividend information, performance histories, new developments - this is the place. Highlights include Quick Facts sheets for more than 500 funds, a multi-fund search capability, website links, a list of fund sponsors, tools for portfolio tracking, and a continually updated education center. Check out WWW.ETFCONNECT.COM.

[Picture of a www.etfconnect.com web page]


                                                                          [Logo]
                              The Nuveen Investor Vol 02.1                NUVEEN
                                                                     Investments

Trustees
       and Officers

The management of the Fund, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at seven, one of whom is an "interested person" (as the term is defined in the Investment Company Act of 1940) and six of whom are not interested persons. None of the trustees who are not interested persons of the Fund have ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                               YEAR FIRST            PRINCIPAL OCCUPATION(S)            NUMBER OF FUNDS
NAME, BIRTHDATE             POSITION(S) HELD   ELECTED OR APPOINTED  INCLUDING OTHER DIRECTORSHIPS      IN NUVEEN COMPLEX
AND ADDRESS                 WITH THE FUND      AND TERM OF OFFICE    DURING PAST 5 YEARS                OVERSEEN BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
TRUSTEE WHO IS AN INTERESTED PERSON OF THE FUNDS:
---------------------------------------------------------------------------------------------------------------------------
TIMOTHY R. SCHWERTFEGER (1) Chairman of the    1999 (Inception)      Chairman and Director (since 1996)        130
3/28/1949                   Board, President   Term:                 of The John Nuveen Company, Nuveen
333 W. Wacker Drive         and Trustee        one year (2)          Investments, Nuveen Advisory Corp.
Chicago, IL60606                                                     and Nuveen Institutional Advisory
                                                                     Corp.; Chairman and Director (since
                                                                     1997) of Nuveen Asset Management,
                                                                     Inc.; Director (since 1996) of
                                                                     Institutional Capital Corporation;
                                                                     Chairman and Director (since 1999)
                                                                     of Rittenhouse Financial Services
                                                                     Inc.; Chief Executive Officer
                                                                     (since 1999) of Nuveen Senior
                                                                     Loan Asset Management Inc.

TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
---------------------------------------------------------------------------------------------------------------------------
JAMES E. BACON              Trustee            1999 (Inception)      Treasurer (1997-present),                 18
2/27/1931                                      Term:                 Cathedral of St. John the Devine
333 W. Wacker Drive                            one year (2)          (New York City); formerly (1992-1999),
Chicago, IL 60606                                                    Director of Lone Star Industries,
                                                                     Inc.; previously, Director and
                                                                     Executive Vice President of U.S.
                                                                     Trust Corporation and Trustee of
                                                                     United States Trust Company of
                                                                     New York.

---------------------------------------------------------------------------------------------------------------------------
WILLIAM E. BENNETT          Trustee            2001                  Private Investor; previously,             18
10/16/1946                                     Term:                 President and Chief Executive
333 W. Wacker Drive                            one year (2)          Officer, Draper & Kramer, Inc.
Chicago, IL 60606                                                    (September 1995 - August 1998).

---------------------------------------------------------------------------------------------------------------------------
JACK B. EVANS               Trustee            1999 (Inception)      President, The Hall-Perrine               18
10/22/1948                                     Term:                 Foundation, a private philanthropic
333 W. Wacker Drive                            one year (2)          corporation (since 1996); Director,
Chicago, IL 60606                                                    Federal Reserve Bank of Chicago;
                                                                     Director, Alliant Energy; Director
                                                                     and Vice Chairman United Fire &
                                                                     Casualty Company; formerly President
                                                                     and Chief Operating Officer, SCI
                                                                     Financial Group, Inc., a regional
                                                                     financial services firm.

---------------------------------------------------------------------------------------------------------------------------
WILLIAM L. KISSICK          Trustee            1999 (Inception)      Emeritus Professor, School of             18
7/29/1932                                      Term:                 Medicine and the Wharton School of
333 W. Wacker Drive                            one year (2)          Management and former Chairman,
Chicago, IL 60606                                                    Leonard Davis Institute of Health
                                                                     Economics, University of
                                                                     Pennsylvania; Adjunct Professor,
                                                                     Health Policy and Management,
                                                                     Yale University.

---------------------------------------------------------------------------------------------------------------------------
THOMAS E. LEAFSTRAND        Trustee            1999 (Inception)      Retired; previously, Vice President       18
11/11/1931                                     Term:                 in charge of Municipal Underwriting
333 W. Wacker Drive                            one year (2)          and Dealer Sales at The Northern
Chicago, IL 60606                                                    Trust Company.

---------------------------------------------------------------------------------------------------------------------------
SHEILA W. WELLINGTON        Trustee            1999 (Inception)      President (since 1993) of Catalyst        18
2/24/1932                                      Term:                 (a not-for-profit organization
333 W. Wacker Drive                            one year (2)          focusing on women's leadership
Chicago, IL 60606                                                    development in business and the
                                                                     professions).

                                       9

Trustees
       and Officers (continued)

                                                YEAR FIRST           PRINCIPAL OCCUPATION(S)           NUMBER OF FUNDS
NAME, BIRTHDATE             POSITION(S) HELD    ELECTED OR           INCLUDING OTHER DIRECTORSHIPS     IN NUVEEN COMPLEX
AND ADDRESS                 WITH THE FUND       APPOINTED (3)        DURING PAST 5 YEARS               OVERSEEN BY OFFICER
--------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
--------------------------------------------------------------------------------------------------------------------------
MICHAEL T. ATKINSON         Vice President      2002                 Vice President (since January 2002),      130
2/3/1966                                                             formerly, Assistant Vice President
333 W. Wacker Drive                                                  (since 2000), previously, Associate
Chicago, IL 60606                                                    of Nuveen Investments.

--------------------------------------------------------------------------------------------------------------------------
PETER H. D'ARRIGO           Vice President and  1999                 Vice President of Nuveen Investments      130
11/28/1967                  Treasurer                                (since 1999), prior thereto,
333 W. Wacker Drive                                                  Assistant Vice President (from 1997);
Chicago, IL 60606                                                    Vice President and Treasurer (since
                                                                     1999) of Nuveen Senior Loan Asset
                                                                     Management Inc.; Chartered
                                                                     Financial Analyst.

--------------------------------------------------------------------------------------------------------------------------
SUSAN M. DESANTO            Vice President      2001                 Vice President of Nuveen Advisory         130
9/8/1954                                                             Corp. (since 2001); previously, Vice
333 W. Wacker Drive                                                  President of Van Kampen Investment
Chicago, IL 60606                                                    Advisory Corp. (since 1998); prior
                                                                     thereto, Assistant Vice President
                                                                     of Van Kampen Investment Advisory
                                                                     Corp.

--------------------------------------------------------------------------------------------------------------------------
JESSICA R. DROEGER          Vice President      2002                 Vice President (since January 2002),      130
9/24/1964                                                            Assistant General Counsel and
333 W. Wacker Drive                                                  Assistant Secretary (since 1998),
Chicago, IL 60606                                                    formerly Assistant Vice President
                                                                     of Nuveen Investments; Vice President
                                                                     (since January 2002) and Assistant
                                                                     Secretary (since 1998), formerly
                                                                     Assistant Vice President of Nuveen
                                                                     Advisory Corp. and Nuveen
                                                                     Institutional Advisory Corp.; prior
                                                                     thereto, Associate at the law firm
                                                                     D'Ancona Partners LLC.

--------------------------------------------------------------------------------------------------------------------------
LORNA C. FERGUSON           Vice President      1999                 Vice President of Nuveen                  130
10/24/1945                                                           Investments; Vice President
333 W. Wacker Drive                                                  (since 1998) of Nuveen Advisory
Chicago, IL 60606                                                    Corp. and Nuveen Institutional
                                                                     Advisory Corp.

--------------------------------------------------------------------------------------------------------------------------
WILLIAM M. FITZGERALD       Vice President      1999                 Managing Director (since 2002) of         130
3/2/1964                                                             Nuveen Investments; Managing
333 W. Wacker Drive                                                  Director of Nuveen Advisory Corp.
Chicago, IL 60606                                                    and Nuveen Institutional Advisory
                                                                     Corp. (since 2001); prior thereto,
                                                                     Vice President of Nuveen Advisory
                                                                     Corp.; Chartered Financial Analyst.

--------------------------------------------------------------------------------------------------------------------------
STEPHEN D. FOY              Vice President and  1999                 Vice President of Nuveen Investments      130
5/31/1954                   Controller                               and (since 1998) The John Nuveen
333 W. Wacker Drive                                                  Company; Vice President (since 1999)
Chicago, IL 60606                                                    of Nuveen Senior Loan Asset
                                                                     Management Inc.; Certified Public
                                                                     Accountant.


                                       10


                                                YEAR FIRST           PRINCIPAL OCCUPATION(S)           NUMBER OF FUNDS
NAME, BIRTHDATE             POSITION(S) HELD    ELECTED OR           INCLUDING OTHER DIRECTORSHIPS     IN NUVEEN COMPLEX
AND ADDRESS                 WITH THE FUND       APPOINTED (3)        DURING PAST 5 YEARS               OVERSEEN BY OFFICER
--------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
--------------------------------------------------------------------------------------------------------------------------
DAVID J. LAMB               Vice President      2000                 Vice President (since 2000)               130
3/22/1963                                                            Nuveen Investments, previously
333 W. Wacker Drive                                                  Assistant Vice President (since 1999);
Chicago, IL 60606                                                    prior thereto, Associate of Nuveen
                                                                     Investments; Certified Public
                                                                     Accountant.

--------------------------------------------------------------------------------------------------------------------------
TINA M. LAZAR               Vice President      2002                 Vice President (since 1999),              130
8/27/1961                                                            previously, Assistant Vice President
333 W. Wacker Drive                                                  (since 1993) of Nuveen Investments.
Chicago, IL 60606

--------------------------------------------------------------------------------------------------------------------------
LARRY W. MARTIN             Vice President and  1999                 Vice President, Assistant Secretary       130
7/27/1951                   Assistant Secretary                      and Assistant General Counsel of
333 W. Wacker Drive                                                  Nuveen Investments; Vice President
Chicago, IL 60606                                                    and Assistant Secretary of Nuveen
                                                                     Advisory Corp. and Nuveen Institutional
                                                                     Advisory Corp.; Vice President and
                                                                     Assistant Secretary of The John
                                                                     Nuveen Company and Nuveen Asset
                                                                     Management, Inc.; Vice President
                                                                     and Assistant Secretary (since 1999)
                                                                     of Nuveen Senior Loan Asset
                                                                     Management Inc.

--------------------------------------------------------------------------------------------------------------------------
EDWARD F. NEILD, IV         Vice President      1999                 Managing Director (since January          130
7/7/1965                                                             2002) of Nuveen Investments; Managing
333 W. Wacker Drive                                                  Director (since 1997) of Nuveen
Chicago, IL 60606                                                    Advisory Corp. and Nuveen
                                                                     Institutional Advisory Corp.;
                                                                     Chartered Financial Analyst.

--------------------------------------------------------------------------------------------------------------------------
GIFFORD R. ZIMMERMAN        Vice President and  1999                 Managing Director (since January 2002,    130
9/9/1956                    Secretary                                formerly Vice President), Assistant
333 W. Wacker Drive                                                  Secretary and Associate General Counsel
Chicago, IL 60606                                                    (formerly Assistant General Counsel)
                                                                     of Nuveen Investments; Managing Director
                                                                     (since January 2002, formerly Vice
                                                                     President) and Assistant Secretary of
                                                                     Nuveen Advisory Corp. and Nuveen
                                                                     Institutional Advisory Corp.; Vice
                                                                     President and Assistant Secretary of The
                                                                     John Nuveen Company; Managing Director
                                                                     (since January 2002, formerly Vice
                                                                     President) and Assistant Secretary (since
                                                                     1999) of Nuveen Senior Loan Asset
                                                                     Management Inc.; Chartered Financial
                                                                     Analyst.


(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Institutional Advisory Corp.

(2) Trustees are elected each year by shareholders and serve a one year term until his/her successor is elected.

(3)  Officers serve one year terms through July of each year.

Report of
   Independent Auditors

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
NUVEEN SENIOR INCOME FUND:

We have audited the accompanying statement of assets and liabilities of Nuveen Senior Income Fund (the "Fund"), including the portfolio of investments, as of July 31, 2002, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the two years in the period then ended and for the period October 29, 1999 (commencement of investment of operations) to July 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of July 31, 2002, by correspondence with the custodian and selling or agent banks. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Nuveen Senior Income Fund as of July 31, 2002, the results of its operations and cash flows for the year then ended and changes in its net assets, for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from October 29, 1999 to July 31, 2000, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP



Chicago, Illinois
September 19, 2002

                            Nuveen Senior Income Fund (NSL)
                            Portfolio of
                                   Investments July 31, 2002

                                                                                       RATINGS*
                                                                                 -------------------
    PRINCIPAL                                                                                               STATED           MARKET
 AMOUNT (000)   DESCRIPTION                                                      MOODY'S         S&P      MATURITY**          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                VARIABLE RATE SENIOR LOAN INTERESTS(1) AND INTEREST
                BEARING SECURITIES - 146.7%

                AEROSPACE/DEFENSE - 10.5% (6.2% OF TOTAL ASSETS)
$       4,937   DeCrane Aircraft Holdings, Inc., Term Loan D                          B2          B+      12/17/06     $  4,862,748
       10,802   The Fairchild Corporation, Term Loan B                                B1          B+      04/30/06       10,640,167
        2,137   United Defense Industries, Inc., Term Loan B                         Ba3         BB-      08/13/09        2,143,823
        1,145   Vought Aircraft Industries, Inc., Term Loan A                         NR          NR      06/30/06        1,140,992
          459   Vought Aircraft Industries, Inc., Term Loan B                         NR          NR      07/26/07          460,899
          161   Vought Aircraft Industries, Inc., Term Loan C                         NR          NR      07/26/08          161,247
        3,720   Vought Aircraft Industries, Inc., Term Loan X                         NR          NR      12/31/06        3,731,625
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         23,141,501
-----------------------------------------------------------------------------------------------------------------------------------

                AUTOMOTIVE - 8.3% (4.9% OF TOTAL ASSETS)

        1,224   Federal-Mogul Corporation, Term Loan A (b)                            NR          NR      02/24/04          792,857
        5,551   Federal-Mogul Corporation, Term Loan B (b)                            NR          NR      02/24/05        3,594,094
        2,500   Metaldyne Company/Metalync Company, LLC, Term Loan D                  B1         BB-      12/31/09        2,501,043
        9,342   MetalForming Technologies, Inc., Term Loan B                          NR          NR      06/30/06        5,698,843
          285   Tenneco Auto, Inc., Revolver Loan                                     B2           B      11/04/05          156,275
        3,845   Tenneco Auto, Inc., Term Loan A                                       B2           B      11/04/05        3,616,616
          995   Tenneco Auto, Inc., Term Loan B                                       B2           B      11/04/07          931,131
          995   Tenneco Auto, Inc., Term Loan C                                       B2           B      05/04/08          931,131
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         18,221,990
-----------------------------------------------------------------------------------------------------------------------------------

                BEVERAGE, FOOD & TOBACCO - 12.4% (7.3% OF TOTAL ASSETS)

        1,703   Cott Corporation, Purchase Money Term Loan                            NR          BB      12/31/06        1,711,624
          190   Cott Corporation, Working Capital Term Loan                           NR          BB      12/31/06          191,108
        1,995   Dean Foods Company, Term Loan B                                      Ba2         BB+      07/15/08        2,005,530
        7,168   Dr. Pepper/Seven Up Bottling Group, Inc., Term Loan B                 NR          NR      10/07/07        7,211,272
        1,900   Eagle Family Foods, Inc., Term Loan                                   B1           B      12/31/05        1,822,007
        3,149   Flowers Foods, Inc., Term Loan B                                     Ba2        BBB-      03/26/07        3,172,178
        1,980   Interstate Brands Corporation, Term Loan B                           Ba1        BBB-      07/19/07        1,990,643
        3,445   Merisant Company, Term Loan B                                        Ba3         BB-      03/30/07        3,473,808
        5,500   Pinnacle Foods Corporation, Term Loan                                Ba3         BB-      05/22/08        5,555,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         27,133,170
-----------------------------------------------------------------------------------------------------------------------------------

                BROADCASTING/CABLE - 3.0% (1.7% OF TOTAL ASSETS)

        2,000   Century Cable Holdings, LLC, Discretionary Term Loan (b)            Caa1           D      12/31/09        1,378,181
        3,325   Charter Communications Operating, LLC, Incremental Term Loan         Ba3        BBB-      09/18/08        2,927,662
        2,494   Charter Communications Operating, LLC, Term Loan B                   Ba3        BBB-      03/18/08        2,178,135
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,483,978
-----------------------------------------------------------------------------------------------------------------------------------

                BROADCASTING/RADIO - 2.1% (1.3% OF TOTAL ASSETS)

        4,667   Citadel Broadcasting Company, Term Loan B                             NR          NR      06/26/09        4,697,000
-----------------------------------------------------------------------------------------------------------------------------------

                BUILDINGS & REAL ESTATE - 1.8% (1.1% OF TOTAL ASSETS)

        3,990   Williams Scotsman, Inc., Term Loan                                    B1         BB-      12/31/06        3,992,494
-----------------------------------------------------------------------------------------------------------------------------------


                                       13

                            Nuveen Senior Income Fund (NSL) (continued)
                                 Portfolio of Investments July 31, 2002
                                                                                       RATINGS*
                                                                                 -------------------
    PRINCIPAL                                                                                               STATED           MARKET
 AMOUNT (000)   DESCRIPTION                                                      MOODY'S         S&P      MATURITY**          VALUE
-----------------------------------------------------------------------------------------------------------------------------------

                CARGO TRANSPORTATION - 3.7% (2.2% OF TOTAL ASSETS)

 $      8,190   North American Van Lines, Inc., Term Loan B                           B1          B+      11/18/07     $  8,153,855
-----------------------------------------------------------------------------------------------------------------------------------

                CHEMICALS, PLASTICS & RUBBER - 5.3% (3.1% OF TOTAL ASSETS)

        4,965   Buckeye Technologies, Inc., Revolver Loan                             NR          NR      03/31/05        4,665,116
        1,923   Ineos US Finance, LLC, Term Loan C                                   Ba3          BB      06/30/09        1,917,381
        2,000   OM Group, Inc., Term Loan C                                          Ba3          BB      04/01/07        2,005,000
        3,000   Resolution Performance Products, LLC, Term Loan B                     B1         BB-      11/14/08        3,015,626
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         11,603,123
-----------------------------------------------------------------------------------------------------------------------------------

                CONSTRUCTION MATERIALS - 2.1% (1.2% OF TOTAL ASSETS)

        4,500   Mueller Group, Inc., Term Loan E                                      B1          B+      06/20/08        4,514,625
-----------------------------------------------------------------------------------------------------------------------------------

                CONTAINERS, PACKAGING & GLASS - 5.5% (3.2% OF TOTAL ASSETS)

        3,660   Graham Packaging Company, Term Loan B                                 B2           B      01/31/06        3,646,172
        3,032   Graham Packaging Company, Term Loan C                                 B2           B      01/31/07        3,021,118
        1,543   Greif Bros. Corporation, Term Loan B                                 Ba3          BB      02/28/08        1,549,579
        3,967   United States Can Company, Term Loan B                                B2           B      10/04/08        3,768,297
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         11,985,166
-----------------------------------------------------------------------------------------------------------------------------------

                DIVERSIFIED MANUFACTURING - 10.7% (6.3% OF TOTAL ASSETS)

        2,218   Blount, Inc., Term Loan B                                             B3           B      06/30/06        2,185,545
        5,719   Dayco Products, LLC, Term Loan B                                     Ba3         BB-      05/31/07        5,727,292
        7,000   Flowserve Corporation, Term Loan C                                   Ba3         BB-      06/30/09        6,976,375
        2,940   GenTek, Inc., Term Loan C                                           Caa2          CC      10/31/07        1,934,504
        3,000   Trimas Corporation, Term Loan B                                       B1         BB-      12/31/09        3,022,970
        5,414   Western Industries Holding, Inc., Term Loan B                         NR          NR      06/23/06        3,654,731
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         23,501,417
-----------------------------------------------------------------------------------------------------------------------------------

                ECOLOGICAL - 0.3% (0.2% OF TOTAL ASSETS)

          737   Stericycle, Inc., Term Loan B                                         B1         BB-      09/30/07          741,893
-----------------------------------------------------------------------------------------------------------------------------------

                FARMING & AGRICULTURAL - 1.8% (1.0% OF TOTAL ASSETS)

        3,908   Shemin Holdings Corporation, Term Loan B                              NR          NR      01/28/07        3,864,464
-----------------------------------------------------------------------------------------------------------------------------------

                FINANCE & BANKING - 0.3% (0.2% OF TOTAL ASSETS)

        2,368   Finova Group, Inc., Bond                                              NR          NR      11/15/09          686,720
-----------------------------------------------------------------------------------------------------------------------------------

                HEALTHCARE - 3.0% (1.8% OF TOTAL ASSETS)

        4,500   Community Health Systems, Inc., Term Loan B                           NR          NR      07/16/09        4,523,063
        1,984   Triad Hospitals, Inc., Term Loan B                                   Ba3          B+      09/30/08        2,002,233
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          6,525,296
-----------------------------------------------------------------------------------------------------------------------------------

                HOTELS, MOTELS, INNS & GAMING - 19.2% (11.4% OF TOTAL ASSETS)

        3,990   Alliance Gaming Corporation, LLC, Term Loan                           B1          B+      12/31/06        4,023,249
        2,944   Ameristar Casino, Inc., Term Loan B                                  Ba3          B+      12/20/06        2,963,756
        1,909   Extended Stay America, Inc., Term Loan B                             Ba3         BB-      01/15/08        1,919,302
        5,800   Harrah's Entertainment, Inc., Bond                                   Ba1         BB+      12/15/05        5,974,000
        5,000   Las Vegas Sands, Inc., Term Loan B                                    NR          B+      06/04/08        5,058,333
        3,200   Mandalay Resort Group, Bond                                          Ba3         BB-      07/15/03        3,224,000
        7,000   Mandalay Resort Group, Term Loan                                      NR          NR      08/22/06        7,024,063
        3,469   Park Place Entertainment, Revolver                                    NR        BBB-      08/23/06        3,378,863
        7,674   Wyndham International, Inc., Increasing Rate Loan                     NR          B-      06/30/04        6,652,612
        2,435   Wyndham International, Inc., Term Loan B                              NR          B-      06/30/06        2,048,573
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         42,266,751
-----------------------------------------------------------------------------------------------------------------------------------


                                       14

                                                                                       RATINGS*
                                                                                 -------------------
    PRINCIPAL                                                                                               STATED           MARKET
 AMOUNT (000)   DESCRIPTION                                                      MOODY'S         S&P      MATURITY**          VALUE
-----------------------------------------------------------------------------------------------------------------------------------

                INSURANCE - 5.2% (3.1% OF TOTAL ASSETS)

 $      9,957   Conseco, Inc., Term Loan                                              NR          NR      12/31/03     $  6,687,474
        4,825   GAB Robbins North America, Inc., Term Loan B                          NR          NR      12/01/05        4,656,125
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         11,343,599
-----------------------------------------------------------------------------------------------------------------------------------

                LEISURE & ENTERTAINMENT - 5.6% (3.3% OF TOTAL ASSETS)

        3,378   Fitness Holdings Worldwide, Inc., Term Loan B                         NR           B      11/02/06        3,191,898
        6,422   Fitness Holdings Worldwide, Inc., Term Loan C                         NR           B      11/02/07        6,069,102
        3,000   Six Flags Theme Parks, Inc., Term Loan B                             Ba2         BB-      06/30/09        3,010,625
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         12,271,625
-----------------------------------------------------------------------------------------------------------------------------------

                NATURAL RESOURCES/OIL & GAS - 3.1% (1.8% OF TOTAL ASSETS)

        6,957   Tesoro Petroleum Corp., Term Loan B                                  Ba3         BB+      12/31/07        6,849,386
-----------------------------------------------------------------------------------------------------------------------------------

                NON-DURABLE CONSUMER PRODUCTS - 5.6% (3.3% OF TOTAL ASSETS)

        7,707   Norwood Promotional Products, Inc., Term Loan A                       NR          NR      02/01/05        7,128,752
        5,207   Norwood Promotional Products, Inc., Term Loan B                       NR          NR      02/01/05          989,381
        1,459   Norwood Promotional Products, Inc., Term Loan C                       NR          NR      02/01/05           80,231
        4,000   Playtex Products, Inc., Term Loan C                                  Ba3         BB-      05/31/09        4,010,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         12,208,364
-----------------------------------------------------------------------------------------------------------------------------------

                PAPER & FOREST PRODUCTS - 1.7% (1.0% OF TOTAL ASSETS)

       16,667   California Pollution Control Financing Authority, CanFibre of         NR          NR      07/01/14        2,371,667
                  Riverside Project, Bonds (a)(b)(d)
        9,000   California Pollution Control Financing Authority, CanFibre of         NR          NR      07/01/19        1,280,700
                  Riverside Project, Bonds (a)(b)(d)
        7,000   CanFibre of Lackawana, LLC, Construction Loan (a)(b)(c)               NR          NR      12/01/13               --
        1,200   CanFibre of Lackawana, LLC, First Stabilization Fund Letter           NR          NR      12/01/13               --
                  of Credit (a)(b)(c)
       10,000   CanFibre of Riverside, Inc., Equity Contribution Letter               NR          NR      07/01/09               --
                  of Credit (a)(b)(c)(d)
          533   CanFibre of Riverside, Inc., Working Capital Loan (a)(b)(c)(d)        NR          NR      12/31/02               --
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          3,652,367
-----------------------------------------------------------------------------------------------------------------------------------

                PERSONAL & MISCELLANEOUS SERVICES - 4.1% (2.4% OF TOTAL ASSETS)

        3,980   Adams Outdoor Advertising Limited Partnership, Term Loan B            B1          B+      02/01/08        4,000,730
        2,000   Lamar Media Corp., Incremental Loan C                                Ba2         BB-      02/01/07        2,012,250
        1,853   Weight Watchers International, Inc., Term Loan B                     Ba1         BB-      09/30/06        1,866,654
        1,098   Weight Watchers International, Inc., Term Loan C                     Ba1         BB-      09/30/06        1,106,166
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          8,985,800
-----------------------------------------------------------------------------------------------------------------------------------

                PRINTING & PUBLISHING - 6.8% (4.1% OF TOTAL ASSETS)

        6,887   American Media Operations, Inc., Term Loan C                         Ba3          B+      04/01/07        6,951,990
        5,000   Media News Group, Term Loan                                           NR          NR      12/31/06        4,928,125
        3,955   PRIMEDIA, Inc., Term Loan B                                           NR           B      06/30/09        3,140,948
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         15,021,063
-----------------------------------------------------------------------------------------------------------------------------------

                RESTAURANTS & FOOD SERVICE - 3.2% (1.9% OF TOTAL ASSETS)

        7,000   Dominos Pizza, Inc., Term Loan B                                     Ba3         BB-      06/30/08        7,026,250
-----------------------------------------------------------------------------------------------------------------------------------


                                       15


                            Nuveen Senior Income Fund (NSL) (continued)
                                 Portfolio of Investments July 31, 2002

                                                                                       RATINGS*
                                                                                 -------------------
    PRINCIPAL                                                                                               STATED           MARKET
 AMOUNT (000)   DESCRIPTION                                                      MOODY'S         S&P      MATURITY**          VALUE
-----------------------------------------------------------------------------------------------------------------------------------

                RETAIL/CATALOG - 1.4% (0.9% OF TOTAL ASSETS)

 $      4,587   Micro Warehouse, Inc., Term Loan B                                    NR          NR      01/31/07     $  3,153,409
-----------------------------------------------------------------------------------------------------------------------------------

                RETAIL/SPECIALTY - 1.8% (1.1% OF TOTAL ASSETS)

        3,964   Rite Aid Corporation, Term Loan                                       B2         BB-      06/27/05        3,910,877
-----------------------------------------------------------------------------------------------------------------------------------

                RETAIL/STORES - 2.2% (1.3% OF TOTAL ASSETS)

        4,605   Kmart Corporation, Revolver (a)(b)                                    NR          NR      12/06/02        2,946,714
        1,906   SDM Corporation, Term Loan F                                         Ba1        BBB+      02/04/09        1,913,030
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,859,744
-----------------------------------------------------------------------------------------------------------------------------------

                TELECOMMUNICATIONS/CELLULAR/PCS - 4.6% (2.7% OF TOTAL ASSETS)

          484   Airgate PCS, Inc., Tranche I Loan                                     NR          NR      06/06/07          399,064
        4,228   Airgate PCS, Inc., Tranche II Loan                                    NR          NR      09/30/08        3,350,163
        9,500   Centennial Cellular Operating Company, LLC, Term Loan A               B1          B+      11/30/06        6,325,418
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         10,074,645
-----------------------------------------------------------------------------------------------------------------------------------

                TELECOMMUNICATIONS/COMPETITIVE LOCAL EXCHANGE CARRIER (CLEC) - 1.2% (0.7% OF TOTAL ASSETS)

        3,750   RCN Corporation, Term Loan B                                        Caa1        CCC+      06/03/07        2,493,750
        4,688   Teligent, Inc., Delayed Term Loan (a)(b)                              NR          NR      06/30/06          124,999
        5,000   WCI Capital Corporation, Term Loan B (a)(b)                           NR          NR      09/30/07          104,165
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          2,722,914
-----------------------------------------------------------------------------------------------------------------------------------

                TELECOMMUNICATIONS/HYBRID - 1.8% (1.1% TOTAL ASSETS)

        5,000   Nextel Communications, Inc., Term Loan A                             Ba3         BB-      12/31/07        4,027,085
-----------------------------------------------------------------------------------------------------------------------------------

                TELECOMMUNICATIONS/WIRELESS MESSAGING - 0.4% (0.2% OF TOTAL ASSETS)

        1,094   Arch Wireless Holding, Inc., Senior Subordinated Secured Notes        NR          NR      05/15/07          738,166
          578   Arch Wireless Holding, Inc., Subordinated Secured Compounding         NR          NR      05/15/09           89,557
                  Notes (a)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            827,723
-----------------------------------------------------------------------------------------------------------------------------------

                TEXTILES & LEATHER - 1.7% (1.0% OF TOTAL ASSETS)

        3,648   Norcross Safety Products, LLC, Term Loan                              NR          NR      09/30/04        3,639,155
-----------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION/RAIL MANUFACTURING - 1.2% (0.7% OF TOTAL ASSETS)

        2,550   Kansas City Southern Railway Company, Term Loan B                    Ba1         BB+      12/29/06        2,560,200
-----------------------------------------------------------------------------------------------------------------------------------

                UTILITIES - 5.1% (3.0% OF TOTAL ASSETS)

        3,150   AES EDC Funding II, LLC, Term Loan                                    NR          NR      10/06/03        2,311,313
        3,910   TNP Enterprises, Inc., Term Loan                                     Ba2         BB+      03/30/06        3,913,666
        5,000   Westar Energy, Term Loan B                                            NR          NR      01/01/09        4,953,121
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         11,178,100
-----------------------------------------------------------------------------------------------------------------------------------
                Total Variable Rate Senior Loan Interests and Interest Bearing
                  Securities (cost $356,715,233)                                                                        321,825,749
                -------------------------------------------------------------------------------------------------------------------


                                       16


                                                                                                                             MARKET
 SHARES (000)   DESCRIPTION                                                                                                   VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                EQUITIES - 2.0%
                BUILDINGS & REAL ESTATE - 2.0% (1.2% OF TOTAL ASSETS)

          222   Washington Group International, Inc., Equity Shares (a)                                                $  4,012,369
            3   Washington Group International, Inc., Warrants, Series A  (a)                                                 7,351
            3   Washington Group International, Inc., Warrants, Series B  (a)                                                 6,722
            2   Washington Group International, Inc., Warrants, Series C  (a)                                                 3,224
                Washington Group International, Inc., Residual Unsecured Claim (a)(e)                                       300,774
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          4,330,440
-----------------------------------------------------------------------------------------------------------------------------------

                CONSTRUCTION MATERIALS - 0.0% (0.0% OF TOTAL ASSETS)

                CanFibre of Lackawana, LLC, Income Participation Certificates, 13 units (a)(b)(c)                                --
                CanFibre of Riverside, Inc., Income Participation Certificates, 17 units (a)(b)(c)(d)                            --
-----------------------------------------------------------------------------------------------------------------------------------

                TELECOMMUNICATIONS/WIRELESS MESSAGING - 0.0% (0.0% OF TOTAL ASSETS)

           84   Arch Wireless Holding, Inc., Equity Shares (a)                                                               44,594
-----------------------------------------------------------------------------------------------------------------------------------
                Total Equities (cost $7,936,815)                                                                          4,375,034
                -------------------------------------------------------------------------------------------------------------------

      SHARES/
    PRINCIPAL                                                                                               STATED           MARKET
 AMOUNT (000)   DESCRIPTION                                                                               MATURITY**          VALUE
-----------------------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 19.3%

        2,417   JPMorgan Prime Funding Account, Money Market Fund, 1.33%                                                  2,416,725
$      40,000   State Street Treasury Repurchase Agreement, 1.73%, dated 07/31/02,                        08/01/02       40,000,000
                 repurchase price $40,802,628, collateralized by U.S. Treasury Bonds
-----------------------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $42,416,725)                                                          42,416,725
                -------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $407,068,773) - 168.0%                                                          368,617,508
                -------------------------------------------------------------------------------------------------------------------
                Borrowings Payable - (46.9)%+                                                                          (103,000,000)
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Other Liabilities - (0.1)%                                                               (158,954)
                -------------------------------------------------------------------------------------------------------------------
                Taxable Auctioned Preferred Shares, at Liquidation Value - (21.0)%                                      (46,000,000)
                -------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $219,458,554
                ===================================================================================================================



                    NR   Not rated.

                    *    Bank loans rated below Baa by Moody's Investor Service,
                         Inc. or BBB by Standard & Poor's Group are considered to be below investment grade. Ratings are not covered by the Report of Independent Auditors.

                    ** Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment.
                         Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. The Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

                    (1) Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank
                         Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks, and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                    (a) At or subsequent to July 31, 2002, this issue was non-income producing.

                    (b) At or subsequent to July 31, 2002, this issue was under the protection of the federal bankruptcy court.

                    (c) Position has a zero cost basis and was acquired as part of a workout program.

                    (d) On January 1, 2002, CFRHoldings, Inc. (an entity formed by Nuveen for the benefit of the Nuveen Funds owning various interests in CanFibre of Riverside) took possession of the CanFibre of Riverside assets on behalf of the various Nuveen Funds. CFR Holdings, Inc.
                         has determined that a sale of the facility is in the best interest of shareholders and is proceeding accordingly.

                    (e) Anticipates future distributions from equities and warrants.

                    + Borrowings payable as a percentage of total gross assets is 27.8%.

                                 See accompanying notes to financial statements.

                                       17

Statement of
     Assets and Liabilities July 31, 2002



--------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $407,068,773)                  $ 368,617,508
Cash                                                                      5,076
Interest receivable                                                   1,791,735
Other assets                                                            144,511
--------------------------------------------------------------------------------
      Total assets                                                  370,558,830
--------------------------------------------------------------------------------
LIABILITIES
Borrowings payable                                                  103,000,000
Management fees payable                                                 126,143
Taxable Auctioned Preferred Share dividends payable                      13,982
Common Share dividends payable                                        1,457,168
Other liabilities                                                       502,983
--------------------------------------------------------------------------------
      Total liabilities                                             105,100,276
--------------------------------------------------------------------------------
Taxable Auctioned Preferred Shares, at liquidation value          $  46,000,000
================================================================================
Net assets applicable to Common Shares                            $ 219,458,554
================================================================================
Common Shares outstanding                                            29,746,013
================================================================================
Net asset value per Common Share outstanding
   (net assets applicable to Common Shares,
   divided by Common Shares outstanding)                          $        7.38
================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
--------------------------------------------------------------------------------
Common Shares, $.01 par value per share                           $     297,460
Paid-in surplus                                                     282,629,310
Balance of undistributed net investment income                           86,642
Accumulated net realized gain (loss) from
   investment transactions                                          (25,103,593)
Net unrealized appreciation (depreciation) of investments           (38,451,265)
================================================================================
Net assets applicable to Common Shares                            $ 219,458,554
================================================================================
Authorized shares:
   Common                                                             Unlimited
   Taxable Auctioned Preferred                                        Unlimited
================================================================================

                                 See accompanying notes to financial statements.

Statement of
    Operations Year Ended July 31, 2002



--------------------------------------------------------------------------------
INVESTMENT INCOME
Interest                                                           $ 24,842,991
Fees                                                                    686,541
--------------------------------------------------------------------------------
Total investment income                                              25,529,532
--------------------------------------------------------------------------------
EXPENSES
Management fees                                                       3,185,286
Taxable Auctioned Preferred Shares - auction fees                       115,000
Taxable Auctioned Preferred Shares - dividend disbursing
  agent fees                                                              6,000
Shareholders' servicing agent fees and expenses                          12,572
Interest expense                                                      2,448,579
Custodian's fees and expenses                                           351,668
Trustees' fees and expenses                                              45,560
Professional fees                                                       298,711
Shareholders' reports - printing and mailing expenses                    77,900
Stock exchange listing fees                                              23,113
Investor relations expense                                               56,163
Other expenses                                                          418,416
--------------------------------------------------------------------------------
Total expenses                                                        7,038,968
   Expense waivers from the Adviser                                  (1,686,329)
--------------------------------------------------------------------------------
Net expenses                                                          5,352,639
--------------------------------------------------------------------------------
Net investment income                                                20,176,893
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investments                            (7,840,668)
Change in net unrealized appreciation (depreciation)
   of investments                                                   (13,369,708)
--------------------------------------------------------------------------------
Net gain (loss) from investments                                    (21,210,376)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO TAXABLE AUCTIONED PREFERRED SHAREHOLDERS
From undistributed net investment income                             (1,058,165)
From accumulated net realized gains from investments                     (5,696)
--------------------------------------------------------------------------------
Decrease in net assets applicable to Common Shares from
   distributions to Taxable Auctioned
   Preferred Shareholders                                            (1,063,861)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common Shares from operations                                   $ (2,097,344)
================================================================================

                                 See accompanying notes to financial statements.

Statement of
       Changes in Net Assets

                                                                                 YEAR ENDED          YEAR ENDED
                                                                                    7/31/02             7/31/01
----------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                           $ 20,176,893        $ 32,357,125
Net realized gain (loss) from investments                                         (7,840,668)        (17,495,522)
Change in net unrealized appreciation (depreciation) of investments              (13,369,708)        (20,933,991)
Distributions to Taxable Auctioned Preferred Shareholders:
   From undistributed net investment income                                       (1,058,165)         (2,582,741)
   From accumulated net realized gains from investments                               (5,696)            (14,027)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to
   Common Shares from operations                                                  (2,097,344)         (8,669,156)
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From undistributed net investment income                                         (20,328,659)        (30,435,376)
From accumulated net realized gains from investments                                 (61,397)           (497,923)
----------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common Shares
      from distributions to Common Shareholders                                  (20,390,056)        (30,933,299)
----------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common Shares issued to shareholders
   due to reinvestment of distributions                                              304,528             765,230
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common Shares                (22,182,872)        (38,837,225)
Net assets applicable to Common Shares at the beginning of year                  241,641,426         280,478,651
----------------------------------------------------------------------------------------------------------------
Net assets applicable to Common Shares at the end of year                       $219,458,554        $241,641,426
================================================================================================================
Balance of undistributed net investment income at the end of year               $     86,642        $  1,596,263
================================================================================================================

Statement of
      Cash Flows Year Ended July 31, 2002

----------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS APPLICABLE TO COMMON SHARES FROM OPERATIONS                                    $ (2,097,344)
----------------------------------------------------------------------------------------------------------------
Adjustments to Reconcile the Change in Net Assets applicable to Common Shares from Operations to Net Cash provided by Operating Activities:
   Decrease in investments at value                                                                   21,805,612
   Decrease in interest receivable                                                                     1,589,534
   Increase in other assets                                                                              (71,679)
   Decrease in management fees payable                                                                    (6,083)
   Decrease in Taxable Auctioned Preferred Share dividends payable                                        (9,642)
   Decrease in other liabilities                                                                        (241,640)
----------------------------------------------------------------------------------------------------------------
   Net cash provided by operating activities                                                          20,968,758
----------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid to Common Shareholders                                                       (20,975,034)
----------------------------------------------------------------------------------------------------------------
NET DECREASE IN CASH                                                                                      (6,276)
Cash at the beginning of year                                                                             11,352
----------------------------------------------------------------------------------------------------------------
CASH AT THE END OF YEAR                                                                             $      5,076
================================================================================================================


                                 See accompanying notes to financial statements.

Notes to
      Financial Statements

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

Nuveen Senior Income Fund (the "Fund") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange and trade under the ticker symbol "NSL". The Fund was organized as a Massachusetts business trust on August 13, 1999.

The Fund invests primarily in senior secured loans whose interest rates float or adjust periodically based on a benchmark interest rate index. The Fund seeks to increase the income available for distribution to Common Shareholders by utilizing financial leverage.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of senior loans, bonds and other securities in the Fund's investment portfolio are generally provided by one or more independent pricing services approved by the Fund's Board of Trustees. The pricing services typically value exchange-listed securities at the last sale price on that day; and value senior loans, bonds and other securities traded in the over-the-counter market at the mean of the highest bona fide bid and lowest bona fide ask prices when current quotations are readily available. The pricing services value senior loans, bonds and other securities for which current quotations are not readily available at fair value using a wide range of market data and other information and analysis, including the obligor's credit characteristics considered relevant by such pricing service to determine valuations. The Board of Trustees of the Fund has approved procedures which permit Nuveen Senior Loan Asset Management Inc. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, to determine the fair value of securities for which the applicable pricing service or services is not providing a price, using market data and other factors such as the obligor's credit characteristics, and to override the price provided by the independent pricing service in certain limited circumstances. Short-term investments which mature within 60 days are valued at amortized cost, which approximates market value.

The senior loans in which the Fund primarily invests are generally not listed on any exchange and the secondary market for those senior loans is comparatively illiquid relative to markets for other fixed income securities. Because of the comparatively illiquid markets for senior loans, the value of a senior loan, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.


Investment Transactions

Investment transactions are recorded on a trade date basis.


Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts. Facility fees on senior loans purchased are treated as market discounts. Market premiums and discounts are amortized over the expected life of each respective borrowing. Fees consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to the original credit agreement.

Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions to Common Shareholders

The Fund intends to declare and pay monthly distributions to Common Shareholders. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Notes to
      Financial Statements (continued)

Distributions to Common Shareholders of net investment income, and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Taxable Auctioned Preferred Shares

The Fund has issued and outstanding 1,840 Series Th $25,000 stated value Taxable Auctioned Preferred Shares. The dividend rate paid on the Taxable Auctioned Preferred Shares may change every 28 days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period.

Derivative Financial Instruments

The Fund may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended July 31, 2002.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common Shares from operations during the reporting period. Actual results may differ from those estimates.

Change in Accounting Policy

Effective August 1, 2001, the Fund adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began presenting paydown gains and losses on mortgage and asset-backed securities as interest income. Prior to August 1, 2001, the Fund presented paydown gains and losses on mortgage and asset-backed securities together with realized gain/loss from investment transactions. This change in accounting has no impact on the total net assets applicable to Common Shares or Common Share net asset value of the Fund. The effect of this change for the fiscal year ended July 31, 2002, was to increase interest income by $299,690 and decrease realized gain/loss by the same amount.

The Statement of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

Classification and Measurement of Redeemable Securities

The Fund has adopted the classification requirement of EITF D-98, Classification and Measurement of Redeemable Securities. EITFD-98 requires that Taxable Auctioned Preferred Shares, at liquidation value, be presented separately in the Statement of Assets and Liabilities. Accordingly, certain reclassifications have been made to the financial statements and financial highlights for all prior periods presented. The adoption of EITF D-98 had no impact on the Fund's Common Share net asset value.

2. FUND SHARES

During the fiscal year ended July 31, 2002, 36,948 Common Shares were issued to shareholders due to reinvestment of distributions.

During the fiscal year ended July 31, 2001, 81,022 Common Shares were issued to shareholders due to reinvestment of distributions.

3. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Fund declared a dividend distribution of $.0490 per Common Share from its net investment income which was paid on September 3, 2002, to shareholders of record on August 15, 2002.

The Fund also declared a dividend distribution of $.0470 per Common Share from its net investment income which will be paid on October 1, 2002, to shareholders of record on September 15, 2002.

4. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments) during the fiscal year ended July 31, 2002, aggregated $218,989,627 and $258,878,543, respectively.

5. INCOME TAX INFORMATION

The following information is presented on an income tax basis as of July 31, 2002. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses on mortgage and asset-back securities discussed in Footnote 1-Change in Accounting Policy and timing differences in recognizing certain gains and losses on security transactions.

The cost of investments owned was $407,161,089.

The net unrealized depreciation of investments aggregated $38,543,581 of which $4,200,724 related to appreciated securities and $42,744,305 related to depreciated securities.

The tax components of undistributed ordinary income and realized gains at July 31, 2002, were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income *                                       $1,558,180
Undistributed long-term capital gains                                         --
================================================================================

The tax character of distributions paid during the fiscal year ended July 31, 2002, were designated for purposes of the dividends paid deduction as follows:

--------------------------------------------------------------------------------
Distributions from ordinary income *                                 $22,353,020
Distributions from long-term capital gains                                    --
================================================================================

* Ordinary income consists of taxable income derived from dividends, interest, market discount accretion and short-term capital gains, if any.


At July 31, 2002, the Fund had an unused capital loss carryforward of $18,283,863 available to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2010.

The Fund has elected to defer net realized losses from investments incurred from November 1, 2001 through July 31, 2002 ("post-October losses") in accordance with Federal income tax regulations. The Fund has $6,727,415 of post-October losses that are treated as having arisen in the following fiscal year.

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, of .8500 of 1%, which is based upon the average daily managed assets of the Fund. "Managed assets" means the average daily gross asset value of the Fund, minus the sum of the Fund's accrued and unpaid dividends on any outstanding Taxable Auctioned Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding Taxable Auctioned Preferred Shares).

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of the Fund in an amount equal to .45% of the average daily managed assets for the period October 29, 1999 (commencement of operations) through October 31, 2004, .35% of the average daily managed assets for the year ended October 31, 2005, .25% of the average daily managed assets for the year ended October 31, 2006, .15% of the average daily managed assets for the year ended October 31, 2007, .10% of the average daily managed assets for the year ended October 31, 2008, and .05% of the average daily managed assets for the year ended October 31, 2009. The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond October 31, 2009.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Fund from the Adviser.

7. COMMITMENTS

Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Fund had unfunded loan commitments of approximately $3.9 million as of July 31, 2002. The Fund generally will maintain with its custodian cash, liquid securities and/or liquid Senior Loans having an aggregate value at least equal to the amount of unfunded loan commitments.

Notes to
      Financial Statements (continued)


8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Fund invests primarily in assignments, participations, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to corporations, partnerships, and other entities. If the Fund purchases a participation of a Senior Loan Interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower. At July 31, 2002, the Fund held one participation commitment with Lehman Commercial Paper Inc. At July 31, 2002, the par value of this commitment is $4.6 million while the market value is $2.9 million.

9. BORROWINGS

In accordance with its current investment policies, the Fund may utilize financial leverage for investment purposes in an amount currently anticipated to represent approximately 40% of the Fund's total assets, and in no event exceeding 50% of the Fund's total assets.

On May 23, 2000, the Fund entered into a $150 million commercial paper program with Nuveen Funding, L.L.C., a Delaware limited liability company whose sole purpose is the issuance of commercial paper. Nuveen Funding, L.L.C. has the authority to issue a maximum of $150 million of commercial paper, at a discount, with maturities of up to 180 days, the proceeds of which are used to make advances to the Fund. This line of credit is secured by the assets of the Fund. For the fiscal year ended July 31, 2002, the average daily balance of borrowings under the commercial paper program agreement was approximately $103 million with an average interest rate of 2.38%.

The Fund has entered into a $155 million revolving credit agreement with Deutsche Bank AG which expires May 2003. Interest on borrowings is charged at a rate of either the Fed Funds rate plus .50%, LIBOR plus .50% or the Prime Rate. An unused commitment fee of .125% is charged on the unused portion of the facility. During the fiscal year ended July 31, 2002, there were no borrowings under the revolving credit agreement and, therefore, there was no outstanding revolving credit balance at July 31, 2002.

Cash paid for interest during the fiscal year ended July 31, 2002, was $2,620,605.

10. SUBSEQUENT EVENT - ADVISER AND SUB-ADVISER

Effective August 2, 2002, the Fund named Nuveen Institutional Advisory Corp. ("NIAC") as the Fund's Adviser and Symphony Asset Management ("Symphony") as the Fund's sub-adviser, replacing Nuveen Senior Loan Asset Management Inc. ("NSLAM"). NIAC and Symphony are wholly owned subsidiaries of The John Nuveen Company. The Fund's portfolio managers, formerly employees of NSLAM are also employees of Symphony and remain the managers of the Fund. This change was made for administrative purposes and has no impact on the management of the Fund.

Financial
      Highlights

Financial
      Highlights

Selected data for a Common Share outstanding throughout each period:



                                                 Investment Operations                               Less Distributions
                           -----------------------------------------------------------------   ----------------------------

                                                       Distributions   Distributions
                                                       from Net        from                    Net
                Beginning              Net             Investment      Capital                 Investment   Capital
                Common                 Realized/       Income to       Gains to                Income to    Gains to
                Share      Net         Unrealized      Preferred       Preferred               Common       Common
                Net Asset  Investment  Investment      Share-          Share-                  Share-       Share-
                Value      Income      Gain (Loss)     holders+        holders+        Total   holders      holders   Total
=============================================================================================================================
Year Ended
   7/31:
2002(b)         $8.13      $ .68       $ (.71)         $(.04)          $--             $(.07)  $ (.68)      $--       $ (.68)
2001             9.47       1.09        (1.29)          (.09)           --              (.29)   (1.03)      (.02)      (1.05)
2000(a)          9.55        .75         (.12)          (.02)           --               .61     (.66)       --         (.66)
=============================================================================================================================


                                                     Total Returns
                                                  -----------------

                                                            Based
                                                            on
                           Ending                           Common
                           Common                 Based     Share
                           Share        Ending    on        Net
                Offering   Net Asset    Market    Market    Asset
                Costs      Value        Value     Value**   Value**
===================================================================
Year Ended
   7/31:
2002(b)         $  --     $7.38         $7.2000   (21.16)%   (.65)%
2001               --      8.13          9.9600    15.35    (3.30)
2000(a)         (.03)      9.47          9.6250     3.21     6.20
===================================================================

                                               Ratios/Supplemental Data
               -----------------------------------------------------------------------------------------
                                      Before Waiver                    After Waiver***
                               ----------------------------    ----------------------------
                                               Ratio of Net                    Ratio of Net
                               Ratio of        Investment      Ratio of        Investment
               Ending          Expenses        Income to       Expenses        Income to
               Net             to Average      Average to      Average         Average
               Assets          Net Assets      Net Assets      Net Assets      Net Assets
               Applicable      Applicable      Applicable      Applicable      Applicable      Portfolio
               to Common       to Common       to Common       to Common       to Common       Turnover
               Shares (000)    Shares++        Shares++        Shares++        Shares++        Rate
========================================================================================================
Year Ended
   7/31:
2002(b)        $219,459        3.12%            8.20%          2.37%            8.95%          64%
2001            241,641        4.32            11.74           3.62            12.44           52
2000(a)         280,479        3.81*            9.82*          3.21*           10.42*          40
========================================================================================================



*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset Value is the combination of reinvested dividend income, reinvested capital gain distributions, if any, and changes in Common net asset value per share.
     Total returns are not annualized.

***  After expense waivers from the Adviser.

+    The amounts shown are based on Common Share equivalents.

++   Ratios do not reflect the effect of dividend payments to Taxable Auctioned
     Preferred Shareholders; income ratios reflect income earned on assets attributable to Taxable Auctioned Preferred Shares. Each Ratio of Expenses
     to Average Net Assets applicable to Common Shares and each Ratio of Net
     Investment Income to Average Net Assets applicable to Common Shares includes the effect of the interest expense paid on bank borrowings as follows:
       Ratio of Interest
                 Expense
              to Average
              Net Assets
           Applicable to
           Common Shares
-------------------------
2002                1.09%
2001                2.19
2000(a)             2.04*

(a)  For the period October 29, 1999 (commencement of operations)through July
     31, 2000.

(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began presenting paydown gains and losses on mortgage and asset-backed securities as interest income. The effect of this change for the fiscal year ended July 31, 2002, was to increase net investment income per share with a corresponding decrease in net realized/unrealized investment gain
     (loss) per share by $.01 and increase each of the ratios of net investment income to average net assets by .13%. The Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

                                 See accompanying notes to financial statements.


                                  26-27 spread

Build Your Wealth
      Automatically

Sidebar text: Nuveen makes reinvesting easy. A phone call is all it takes toset up your reinvestment account.


NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power compounding. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at 95% of the market price or at net asset value on the payable date, whichever is higher. If the shares are trading at less than net asset value on the valuation date, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
  Information

BOARD OF TRUSTEES
James E. Bacon
William E. Bennett
Jack B. Evans
William L. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington

FUND MANAGER
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

FUND SUB-ADVISER
Symphony Asset Management
555 California Street, Suite 2975
San Francisco, CA 94104

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
EquiServe
Nuveen Investor Services
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler
Chicago, IL

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL




The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period ended July 31, 2002. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
         for Generations

[Photo of John Nuveen, Sr.]


For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


[Logo] NUVEEN Investments


Nuveen Investments o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com                                    EAN-B-0702